SECURITIES AND EXCHANGE COMMISSION

                     Washington, DC   20549

                            FORM 8-K
                         CURRENT REPORT
        Pursuant to Section 13 of 15(d) of the Securities
                      Exchange Act of 1934
 Date of Report (Date of earliest event reported) March 16, 2001


                       VECTREN CORPORATION
     (Exact name of registrant as specified in its charter)


      Indiana                1-15467              35-2086905
      --------            -------------          -----------
     (State of          (Commission File       (I.R.S. Employer
   Incorporation)            Number)         Identification No.)



20 N.W. Fourth Street
 Evansville, Indiana                                47741
------------------------                          ---------
(Address of principal executive offices)         (Zip Code)





Registrant's telephone number, including area code (812)465-
                            5300

                             N/A
   (Former name or address, if changed since last report.)






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Item 5.  Other Events

On March 16, 2001, Vectren Corporation (the Company) made its 2000 annual report available to shareholders. Included in the annual report is the Company's audited financial statements as of and for the year ended December 31, 2000 and Management's Discussion and Analysis of Results of Operations and Financial Condition. The financial information released is included herein.


Item 7.  Exhibit



99-1 Audited Financial Statements and
     Management's Discussion and Analysis of
     Results of Operations and Financial Condition



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                         SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     VECTREN CORPORATION
March 16, 2001


                               By: /s/ Jerome A. Benkert, Jr.
                               Jerome A. Benkert, Jr.
                               Executive Vice President
                               and Chief Financial Officer


                               By:  /s/ M. Susan Hardwick
                               M. Susan Hardwick
                               Vice President and Controller